SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

December 31, 2021 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Directional Equity
Armistice Capital Offshore Fund Ltd. - b	11/01/2020	$57,541,258	$65,162,302	2.85%
Coatue Offshore Fund Ltd - b,h	01/01/2021	77,000,000	75,692,973	3.30
Harvest Claro, LLC - f	04/01/2021	17,314,828	17,919,021	0.78
Melvin Capital Offshore Ltd - d,g	10/01/2021	83,575,000	85,594,860	3.74
Pomp Bracket Digital Assets IV, LLC - f	08/05/2021	10,099,989	10,087,503	0.44
Redmile Capital Offshore Fund, Ltd. - b,g	11/01/2020	63,364,094	45,439,109	1.98
Sand Grove Opportunities Fund Ltd - b,g	07/01/2021	10,000,000	9,985,414	0.44
Soma Offshore Ltd - b,g	04/01/2021	24,850,000	21,578,556	0.94
Third Point Venture Offshore Fund I LP - e	10/14/2021	6,906,007	6,906,007	0.30
Whale Rock Flagship Fund Ltd - b	11/01/2020	42,203,285	37,809,785	1.65

Total Directional Equity		392,854,461	376,175,530	16.42

Directional Macro
Galaxy Institutional Ethereum Fund, LP Class B - c,i	07/01/2021	28,806,000	46,052,034	2.01
Galaxy Institutional Ethereum Fund, Ltd Class B - c,i	07/01/2021	15,800,000	25,194,182	1.10
Multicoin Index Fund Offshore, SPC - b,h	12/01/2021	51,500,000	41,783,495	1.83
NYDIG Institutional Bitcoin Fund LP - a,i	12/11/2020	218,387,886	387,563,199	16.92

Total Directional Macro		314,493,886	500,592,910	21.86

Event Driven
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	45,728,992	65,804,409	2.87
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	48,127,938	64,891,476	2.83
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - f	01/01/2013	113,830	276,073	0.01
Marathon European Credit Opportunity Fund II LP - e	02/01/2014	8,480,352	12,843,635	0.56
Medalist Partners Harvest SPV Ltd - f	04/01/2021	43,427,225	26,726,227	1.17
Mudrick Distressed Opportunity Fund, L.P. - b,g	09/01/2019	12,500,001	14,082,346	0.61
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,g	05/07/2020	25,001,250	35,196,690	1.54
Seer Capital Partners Fund L.P. - f	01/01/2012	4,965,466	6,076,154	0.27
Seer Capital Partners Offshore Fund II Ltd. - f	01/01/2020	40,107,245	33,466,179	1.46
Seer Capital Partners Offshore Fund Ltd. - f	01/01/2016	5,253,878	6,099,572	0.27
Third Point Hellenic Recovery US Feeder Fund, L.P. - e	05/01/2013	10,459,629	18,339,088	0.80
Third Point Offshore Fund, Ltd. - b	09/01/2020	197,387,195	253,253,714	11.06

Total Event Driven		441,553,001	537,055,563	23.45

Relative Value
Context Partners Fund, L.P. - b	02/01/2019	20,669,337	27,362,370	1.19
Hildene Opportunities Fund II, L.P. - b,g	04/01/2017	27,187,500	42,342,198	1.85
Hildene Opportunities Offshore Fund II, Ltd. - b,g	04/01/2017	33,862,500	54,237,581	2.37
Linden Investors LP - b,g	01/01/2015	74,110,217	114,097,884	4.98
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,g	11/01/2011	575,652	637,048	0.03
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,g	12/01/2011	1,733,694	2,074,460	0.09
Millennium International, Ltd. - b,g	08/01/2015	26,465,349	40,582,316	1.77
Point72 Capital International, Ltd. - b,g	06/01/2020	229,000,651	277,582,529	12.12

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

December 31, 2021 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value (continued)
Shaolin Capital Partners International Fund, Ltd. - b	02/01/2021	$23,500,000		$23,533,103	1.03%
Shaolin Capital Partners Onshore Fund, L.P. - b	02/01/2021	15,000,000		15,041,996	0.66

Total Relative Value		452,104,900		597,491,485	26.09

Total Investments in Investment Funds - *		$1,601,006,248	†	$2,011,315,488	87.82

Investments in Securities
Antigua and Barbuda
Private Equity
FTX Trading Ltd.	10/21/2021	$7,999,983		$7,999,983	0.35%
Canada
ETF
CI Galaxy Ethereum ETF (3,783,140 shares)	10/27/2021	77,220,514		63,481,089	2.77
Cyprus
Private Equity
Genesis Digital Assets Limited	08/01/2021	35,416,667		35,416,667	1.55
United States
Common Stock
Coinbase Global, Inc. (200,921 shares)	09/28/2021	52,986,926		50,706,433	2.21
Private Equity
Chime Financial, Inc.	11/24/2021	25,799,993		25,799,993	1.13
Homebrew Ventures I, L.P.	07/01/2021	11,987,538		11,987,538	0.52
New York Digital Investment Group LLC	08/19/2021	22,620,000		25,460,067	1.11
Payward, Inc.	11/01/2021	31,377,987		31,377,987	1.37
West Realm Shires Inc.	11/10/2021	199,945		199,945	0.01

Total Investments in Securities - *		$265,609,553	‡	$252,429,702	11.02

Other Assets, less Liabilities				26,524,919	1.16

Shareholders’ Capital				$2,290,270,109	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Redemptions permitted weekly.
d	Redemptions permitted semi-annually.
e	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $38,088,730 (1.89% of total Investments in Investment Funds) of term vehicles at December 31, 2021.
f

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $100,650,729 (5.00% of total Investments in Investment Funds) of illiquid investments at December 31, 2021.

g	As of December 31, 2021, subject to gated redemptions (these are investor-level percentage limitations on redemption).
h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
i

The Investment Fund is held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Funds held by the Sub-Fund represent 22.81% of the total Investments in Investment Funds.

‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds and securities are non-income producing.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

December 31, 2021 (Unaudited)

†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2021, as computed for federal tax purposes, were as follows:

Aggregate cost	$2,040,575,610

Gross unrealized appreciation	$409,750,344
Gross unrealized depreciation	(186,580,764)

Net unrealized appreciation	$223,169,580

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

December 31, 2021 (Unaudited)

Investment Strategy as a Percentage of Total Investments

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

December 31, 2021 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of December 31, 2021, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at December 31, 2021

Investments in Investment Funds	$—	$—	$—	$2,011,315,488	$2,011,315,488

Investments in Securities	$114,187,522	$—	$138,242,180	$—	$252,429,702

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $2,011,315,488 have not been categorized in the fair value hierarchy. This amount includes $458,809,415 held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2021 (Unaudited)

limited liability company on December 9, 2020 and is a wholly owned subsidiary of the Company. The Company also has investments in securities in the amount of $252,429,702.

The following table details purchases, sales and in-kind transfer of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Fair Value Measurements Using Level 3 Inputs

	Private Equity	Total Investments

Sales	$-	$-
Purchases	$135,402,113	$135,402,113

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of December 31, 2021.

Type of Level 3 Investment	Fair Value as of December 31, 2021	Valuation Methodology	Unobservable Input	Inputs

Investments in Securities Private Equity	$138,242,180	Fair Value	Transaction Price	N/A

There were no transfers in or out between any levels during the period.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2021 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Investment Funds in this strategy, representing approximately 7 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 43 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 20 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. Approximately 2 percent in this strategy are term vehicles with multi-year hard

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2021 (Unaudited)

locks subject to periodic distributions. The remaining approximately 28 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Also included in the Directional Macro strategy is the Company’s exposure to digital assets, including its passively-managed exposure in bitcoin. Digital assets (also known as “virtual currencies,” “cryptocurrencies,” “coins” or “tokens” or similar terms) are assets that are issued and/or transferred using technological innovations such as distributed ledger or blockchain technology and include, but are not limited to, bitcoin. Generally, the Investment Funds within this strategy have weekly, monthly or quarterly liquidity, subject to a 1 to 30 day notice period. Approximately 8 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 24 months. The remaining approximately 92 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 60 to 90 day notice period. Investment Funds in this strategy, representing approximately 14 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 6 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 9 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 71 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Approximately 89 percent of the Investment Funds in this strategy have gated redemptions, which are

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2021 (Unaudited)

estimated to be lifted after 12 months. The remaining approximately 11 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.